UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 27, 2022

Twitter, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36164	20-8913779
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1355 Market Street, Suite 900

San Francisco, California 94103

(Address of principal executive offices, including zip code)

(415) 222-9670

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.000005 per share	TWTR	New York Stock Exchange
Preferred Stock Purchase Rights	N/A	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Introductory Note

As previously disclosed, on April 25, 2022, Twitter, Inc. (“Twitter”) entered into an Agreement and Plan of Merger (the “Merger Agreement”) with X Holdings I, Inc. (“Parent”), X Holdings II, Inc., a wholly owned subsidiary of Parent (“Acquisition Sub”), and, solely for the purpose of certain provisions of the Merger Agreement, Elon R. Musk. On October 27, 2022, pursuant to the terms of the Merger Agreement, Acquisition Sub merged with and into Twitter (the “Merger”), with Twitter surviving the Merger and becoming a wholly owned subsidiary of Parent (the “Surviving Corporation”). Parent is majority-owned and controlled by Mr. Musk. Pursuant to the terms of the Merger Agreement, at the effective time of the Merger, each issued and outstanding share of Twitter’s common stock (subject to certain exceptions set forth in the Merger Agreement) was canceled and converted into the right to receive $54.20 in cash, without interest (the “Merger Consideration”).

Item 1.01	Entry into a Material Definitive Agreement.

On October 27, 2022, Twitter and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association), as trustee (the “Trustee”), entered into:

•

the first supplemental indenture, dated as of October 27, 2022 (the “2024 Convertible Notes First Supplemental Indenture”), to the indenture, dated as of June 11, 2018, by and between Twitter and the Trustee (the “2024 Convertible Notes Base Indenture” and, together with the 2024 Convertible Notes First Supplemental Indenture, the “2024 Convertible Notes Indenture”), relating to Twitter’s 0.25% Convertible Senior Notes due 2024 (the “2024 Convertible Notes”);

•

the first supplemental indenture, dated as of October 27, 2022 (the “2025 Convertible Notes First Supplemental Indenture”), to the indenture, dated as of March 12, 2020, by and between Twitter and the Trustee (the “2025 Convertible Notes Base Indenture” and, together with the 2025 Convertible Notes First Supplemental Indenture, the “2025 Convertible Notes Indenture”), relating to Twitter’s 0.375% Convertible Senior Notes due 2025 (the “2025 Convertible Notes”); and

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the first supplemental indenture, dated as of October 27, 2022 (the “2026 Convertible Notes First Supplemental Indenture”), to the indenture, dated as of March 4, 2021, by and between Twitter and the Trustee (the “2026 Convertible Notes Base Indenture” and, together with the 2026 Convertible Notes First Supplemental Indenture, the “2026 Convertible Notes Indenture”), relating to Twitter’s 0% Convertible Senior Notes due 2026 (the “2026 Convertible Notes” and, together with the 2024 Convertible Notes and the 2025 Convertible Notes, the “Convertible Notes”).

As a result of the Merger, and pursuant to the 2024 Convertible Notes First Supplemental Indenture, the 2025 Convertible Notes First Supplemental Indenture and the 2026 Convertible Notes First Supplemental Indenture, from and after the effective time of the Merger, the Convertible Notes are no longer convertible into shares of Twitter’s common stock. Rather, the right to convert each $1,000 principal amount of the 2024 Convertible Notes, the 2025 Convertible Notes or the 2026 Convertible Notes, as applicable, into shares of Twitter’s common stock, par value $0.000005 per share, has been changed to the right to convert such principal amount solely into a number of units of Reference Property (as defined in the 2024 Convertible Notes Indenture, 2025 Convertible Notes Indenture or 2026 Convertible Notes Indenture, as applicable (together, the “Convertible Notes Indentures”)) in an aggregate amount equal to the conversion rate of the 2024 Convertible Notes, 2025 Convertible Note or 2026 Convertible Notes, as applicable, in effect on the applicable conversion date (subject to any adjustments pursuant to the applicable Convertible Notes Indenture), with each unit of Reference Property consisting of $54.20 in cash. The foregoing descriptions of the Convertible Notes Indentures and the transactions contemplated thereby are subject to and qualified in their entirety by reference to the full text of the Convertible Notes Indentures. Copies of the 2024 Convertible Notes First Supplemental Indenture, the 2025 Convertible Notes First Supplemental Indenture and the 2026 Convertible Notes First Supplemental Indenture are filed as Exhibits 4.1, 4.2, and 4.3 to this Current Report on Form 8-K and are incorporated by reference.

Item 1.02	Termination of a Material Definitive Agreement.

Termination of the Credit Agreement

In connection with the Merger, Twitter is terminating all commitments and repaying in full all outstanding obligations due under the Revolving Credit Agreement, dated August 7, 2018, by and among JPMorgan Chase Bank, N.A., as administrative agent, Twitter, as borrower, and the lenders from time to time party thereto.

Termination of Call Spread Transactions

In connection with the closing of the Merger, termination agreements have been entered into with respect to the bond hedge and warrant transactions previously entered into by Twitter in connection with the Convertible Notes.

Item 2.01	Completion of Acquisition or Disposition of Assets.

On October 27, 2022, pursuant to the terms of the Merger Agreement, the Merger was consummated. At the effective time of the Merger, each issued and outstanding share of Twitter’s common stock (other than shares held by the Company or any of its subsidiaries or held, directly or indirectly, by Mr. Musk, Parent or Acquisition Sub immediately prior to the effective time of the Merger, or any shares held by a holder who has properly exercised and perfected their demand for appraisal or dissenters’ rights under applicable law) was canceled and converted into the right to receive the Merger Consideration.

In addition, with respect to Twitter’s equity-based awards (other than stock options, which are described below), pursuant to the terms of the Merger Agreement, at the effective time of the Merger:

•

Each outstanding equity-based award, to the extent vested, was canceled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (1) the amount of the Merger Consideration by (2) the total number of shares of Twitter’s common stock then subject to the then-vested portion of such equity-based award (and with respect to any vested equity-based awards subject to performance vesting conditions, calculated based on the achievement of the applicable performance metrics at the level of performance at which such equity-based award vested in accordance with its terms).

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Each outstanding equity-based award, to the extent not vested, was canceled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (1) the amount of the Merger Consideration by (2) the total number of shares of Twitter’s common stock subject to the then-unvested portion of such equity-based award (and with respect to any unvested equity-based awards subject to performance vesting conditions, calculated based on the achievement of the applicable performance metrics at the target level of performance). Such cash amount will, subject to the holder’s continued service with Parent and its affiliates (including Twitter) through the applicable vesting dates, vest and be payable in accordance with the existing vesting schedule and other terms and conditions of such equity-based award (other than performance-based vesting conditions).

With respect to Twitter’s stock options, pursuant to the terms of the Merger Agreement, at the effective time of the Merger:

•

Each outstanding stock option, to the extent vested, was canceled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (1) the excess, if any, of the amount of the Merger Consideration over the exercise price per share of Twitter’s common stock underlying such stock option by (2) the total number of shares of Twitter’s common stock subject to such stock option.

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Each outstanding stock option, to the extent not vested, was canceled and converted into the right to receive an amount in cash, without interest, equal to the product obtained by multiplying (1) the excess, if any, of the amount of the Merger Consideration over the exercise price per share of Twitter’s common stock underlying such stock option by (2) the total number of shares of Twitter’s common stock subject to the then-unvested portion of such stock option. Such cash amount will, subject to the holder’s continued service with Parent and its affiliates (including Twitter) through the applicable vesting dates, vest and be payable in accordance with the existing vesting schedule and other terms and conditions of such stock option.

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Any stock option, whether vested or unvested, for which the exercise price per share attributable to such stock option was equal to or greater than the Merger Consideration was canceled without any cash payment being made in respect thereof.

The description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which was filed by Twitter as Exhibit 2.1 to Twitter’s Current Report on Form 8-K filed on April 26, 2022 and is incorporated by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 27, 2022, Twitter notified the New York Stock Exchange (the “NYSE”) of the consummation of the Merger and requested that the NYSE delist Twitter’s common stock on October 28, 2022. As a result, trading of Twitter’s common stock on the NYSE was suspended prior to the opening of the NYSE on October 28, 2022. Twitter also requested that the NYSE file a notification of removal from listing and registration on Form 25 with the Securities and Exchange Commission (the “SEC”) to effect the delisting of Twitter’s common stock from the NYSE and the deregistration of Twitter’s common stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the effectiveness of the Form 25, Twitter intends to file with the SEC a Form 15 requesting the termination of registration of Twitter’s common stock under Section 12(g) of the Exchange Act and the suspension of reporting obligations under Section 13 and Section 15(d) of the Exchange Act.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth in Item 2.01, Item 3.01, Item 5.01 and Item 5.03 of this Current Report on Form 8-K is incorporated by reference.

Item 5.01	Change in Control of Registrant.

As a result of the consummation of the Merger, a change in control of Twitter occurred. Following the consummation of the Merger, Twitter became a wholly owned subsidiary of Parent.

The information set forth in Item 2.01 of this Current Report on Form 8-K is incorporated by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 27, 2022, and as a result of the consummation of the Merger, Mr. Musk became the sole director of Twitter. In accordance with the terms of the Merger Agreement, effective as of the effective time of the Merger, the following persons, who were directors of Twitter prior to the effective time of the Merger, are no longer directors of Twitter: Bret Taylor, Parag Agrawal, Omid Kordestani, David Rosenblatt, Martha Lane Fox, Patrick Pichette, Egon Durban, Fei-Fei Li and Mimi Alemayehou.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the effective time of the Merger, the certificate of incorporation and bylaws of Twitter were amended and restated in accordance with the terms of the Merger Agreement. The amended and restated certificate of incorporation and the amended and restated bylaws of Twitter are filed as Exhibit 3.1 and Exhibit 3.2, respectively, and are incorporated by reference.

Item 8.01.	Other Events.

On October 28, 2022, Twitter commenced offers to purchase for cash any and all of its outstanding 3.875% Senior Notes due 2027 (the “2027 Senior Notes”) and 5.000% Senior Notes due 2030 (together with the 2027 Senior Notes, the “Notes”) at an offer price equal to 101% of the aggregate principal amount thereof, plus accrued and unpaid interest to, but excluding, the date of purchase (collectively, the “Change of Control Offer”). The Change of Control Offer is being made pursuant to certain provisions in the indentures governing the Notes which require Twitter to offer to purchase the Notes following the occurrence of a “Change of Control Triggering Event” (as defined in each indenture).

In connection with the consummation of the Merger, the Notes were also secured equally and ratably with (or prior to) the secured indebtedness that was issued in connection with the Merger with respect to collateral that was pledged to secure such new indebtedness by Twitter. Any Notes that remain outstanding following the consummation of the Change of Control Offer will continue to benefit from such security.

The closing of the Merger will constitute a “Fundamental Change” and “Make-Whole Fundamental Change” under each of the Convertible Notes Indentures. Twitter will offer to repurchase the Convertible Notes as required by the terms of the Convertible Notes Indentures.

This Current Report on Form 8-K does not constitute an offer to sell, or a solicitation of an offer to buy, any security. No offer, solicitation, or sale will be made in any jurisdiction in which such an offer, solicitation, or sale would be unlawful.

Item 9.01.	Financial Statements and Exhibits.

(d)    Exhibits

Exhibit No.	Description

2.1	Agreement and Plan of Merger, dated April 25, 2022, by and among Twitter, Inc., X Holdings I, Inc., X Holdings II, Inc., and, solely for the purposes of certain sections, Elon R. Musk (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by Twitter on April 26, 2022).*

3.1	Amended and Restated Certificate of Incorporation of Twitter, Inc.

3.2	Amended and Restated Bylaws of Twitter, Inc.

4.1	First Supplemental Indenture, dated October 27, 2022, to the Indenture, dated June 11, 2018, by and between Twitter, Inc. and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association).

4.2	First Supplemental Indenture, dated October 27, 2022, to the Indenture, dated March 12, 2020, by and between Twitter, Inc. and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association).

4.3	First Supplemental Indenture, dated October 27, 2022, to the Indenture, dated March 4, 2021, by and between Twitter, Inc. and U.S. Bank Trust Company, National Association (as successor in interest to U.S. Bank National Association).

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*

Schedules and exhibits omitted pursuant to Item 601(b)(2) of Regulation S-K. Twitter will furnish supplementally a copy of any omitted schedule or exhibit to the SEC upon request. Twitter may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules or exhibits so furnished.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TWITTER, INC.

Date: October 28, 2022	By:	/s/ Elon Musk
	Name:	Elon Musk
	Title:	Authorized Officer